                                                                    EXHIBIT 10.4

                  FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT
                  -------------------------------------------

          THIS FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Amendment") is entered into as of October 15, 1996, by and among HARLYN PRODUCTS, INC., a California corporation ("Seller"), HARLYN INTERNATIONAL COMPANY, LTD., a private Thailand limited company ("Company"), and THE L.L. KNICKERBOCKER CO., INC., a California corporation ("Buyer").

                               R E C I T A L S :
                               ----------------

          A. Seller, Company and Buyer are parties to that certain Stock Purchase Agreement dated as of September 30, 1996, (as amended, the "Purchase Agreement").

          B. Seller, Company and Buyer desire to amend the Purchase Agreement in the manner set forth herein.

                              A G R E E M E N T :
                              ------------------

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Unless otherwise specified, capitalized terms used herein shall have the meaning assigned to such terms in the Purchase Agreement.

          2. The parties hereto hereby agree that the definition of "Settlement Date" contained in Section 1.1 of Article I of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

          "Settlement Date shall mean October 25, 1996, or such other date as
           ---------------
shall be agreed to in writing by Buyer and Seller."

          3. The parties hereto hereby agree that Section 12.1 of Article XII of the Purchase Agreement is hereby amended to change the date contained therein to October 25, 1996.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or have caused this Amendment to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

     "Seller"                 HARLYN PRODUCTS, INC., a California corporation

                              By: /s/ EDWARD DUDZIAK
                                 ----------------------------------------------
                                 Name: Edward Dudziak
                                      -----------------------------------------
                                 Title: President
                                       ----------------------------------------

     "Company"                HARLYN INTERNATIONAL COMPANY, LTD., a private
                              Thailand limited company

                              By: /s/ EDWARD DUDZIAK
                                 ----------------------------------------------
                                 Name: Edward Dudziak
                                      -----------------------------------------
                                 Title: President
                                       ----------------------------------------


     "Buyer"                  THE L.L. KNICKERBOCKER CO., INC., a
                              California corporation

                              By: /s/ ANTHONY P. SHUTTS
                                 ----------------------------------------------
                                 Name: Anthony P. Shutts
                                      -----------------------------------------
                                 Title: Chief Financial Officer
                                       ----------------------------------------

                                      -2-